Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$12,163	11,809	3.0%	3.0	—

Europe	6,925	5,271	31.4	34.7	(3.3)
Western Hemisphere excluding U.S.	1,459	1,404	3.9	5.0	(1.1)
Asia-Pacific, Africa	4,257	3,991	6.6	9.0	(2.4)
International	12,641	10,666	18.5	21.2	(2.7)

Worldwide	$24,804	22,475	10.4%	11.6	(1.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$47,156	43,133	9.3%	9.3	—

Europe	23,594	18,980	24.3	20.7	3.6
Western Hemisphere excluding U.S.	5,750	5,335	7.8	7.3	0.5
Asia-Pacific, Africa	17,275	15,136	14.1	11.4	2.7
International	46,619	39,451	18.2	15.3	2.9

Worldwide	$93,775	82,584	13.6%	12.2	1.4

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,529	1,509	1.3%	1.3	—
International	2,128	2,109	0.9	2.1	(1.2)
	3,657	3,618	1.1	1.8	(0.7)

Pharmaceutical
U.S.	7,418	7,116	4.2	4.2	—
International	6,870	5,152	33.4	36.9	(3.5)
	14,288	12,268	16.5	17.9	(1.4)

Medical Devices
U.S.	3,216	3,184	1.0	1.0	—
International	3,643	3,405	7.0	9.3	(2.3)
	6,859	6,589	4.1	5.3	(1.2)

U.S.	12,163	11,809	3.0	3.0	—
International	12,641	10,666	18.5	21.2	(2.7)
Worldwide	$24,804	22,475	10.4%	11.6	(1.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$6,516	6,362	2.4%	2.4	—
International	8,119	7,691	5.6	3.1	2.5
	14,635	14,053	4.1	2.8	1.3

Pharmaceutical
U.S.	27,954	25,735	8.6	8.6	—
International	24,126	19,837	21.6	18.8	2.8
	52,080	45,572	14.3	13.1	1.2

Medical Devices
U.S.	12,686	11,036	14.9	14.9	—
International	14,374	11,923	20.6	17.3	3.3
	27,060	22,959	17.9	16.2	1.7

U.S.	47,156	43,133	9.3	9.3	—
International	46,619	39,451	18.2	15.3	2.9
Worldwide	$93,775	82,584	13.6%	12.2	1.4

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2021		2020		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$24,804	100.0	$22,475	100.0	10.4
Cost of products sold	7,955	32.1	7,814	34.8	1.8
Gross Profit	16,849	67.9	14,661	65.2	14.9
Selling, marketing and administrative expenses	7,154	28.9	6,457	28.7	10.8
Research and development expense	4,720	19.0	4,032	17.9	17.1
In-process research and development	0	0.0	37	0.2
Interest (income) expense, net	47	0.2	74	0.3
Other (income) expense, net	9	0.0	2,354	10.5
Restructuring	83	0.3	60	0.3
Earnings before provision for taxes on income	4,836	19.5	1,647	7.3	193.6
Provision for/(Benefit from) taxes on income	100	0.4	(91)	(0.4)	(209.9)
Net earnings	$4,736	19.1	$1,738	7.7	172.5

Net earnings per share (Diluted)	$1.77		$0.65		172.3

Average shares outstanding (Diluted)	2,670.2		2,669.2

Effective tax rate	2.1%		(5.5)%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$6,339	25.6	$5,601	24.9	13.2
Net earnings	$5,678	22.9	$4,965	22.1	14.4
Net earnings per share (Diluted)	$2.13		$1.86		14.5
Effective tax rate	10.4%		11.4%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2021		2020		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$93,775	100.0	$82,584	100.0	13.6
Cost of products sold	29,855	31.8	28,427	34.4	5.0
Gross Profit	63,920	68.2	54,157	65.6	18.0
Selling, marketing and administrative expenses	24,659	26.3	22,084	26.8	11.7
Research and development expense	14,714	15.7	12,159	14.7	21.0
In-process research and development	900	1.0	181	0.2
Interest (income) expense, net	130	0.1	90	0.1
Other (income) expense, net	489	0.5	2,899	3.5
Restructuring	252	0.3	247	0.3
Earnings before provision for taxes on income	22,776	24.3	16,497	20.0	38.1
Provision for taxes on income	1,898	2.0	1,783	2.2	6.4
Net earnings	$20,878	22.3	$14,714	17.8	41.9

Net earnings per share (Diluted)	$7.81		$5.51		41.7

Average shares outstanding (Diluted)	2,674.0		2,670.7

Effective tax rate	8.3%		10.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$30,464	32.5	$25,428	30.8	19.8
Net earnings	$26,195	27.9	$21,433	26.0	22.2
Net earnings per share (Diluted)	$9.80		$8.03		22.0
Effective tax rate	14.0%		15.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Fourth Quarter
	(Dollars in Millions Except Per Share Data)	2021	2020
	Net Earnings, after tax- as reported	$4,736	$1,738

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,121	1,234
	Litigation expense, net	274	2,902
	IPR&D	0	37
	Restructuring related	140	85
	Acquisition, integration and divestiture related	26	14
	(Gains)/losses on securities	(198)	(373)
	Medical Device Regulation	73	55
	Consumer Health separation costs	67	0

	Tax Adjustments
	Tax impact on special item adjustments [1]	(184)	(606)
	Tax legislation and other tax related	(377)	(121)
	Adjusted Net Earnings, after tax	$5,678	$4,965
	Average shares outstanding (Diluted)	2,670.2	2,669.2
	Adjusted net earnings per share (Diluted)	$2.13	$1.86
	Operational adjusted net earnings per share (Diluted)	$2.18

	Notes:
[1]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Twelve Months Ended
	(Dollars in Millions Except Per Share Data)	2021	2020
	Net Earnings, after tax- as reported	$20,878	$14,714

	Pre-tax Adjustments
	Intangible Asset Amortization expense	4,697	4,660
	Litigation expense, net	2,328	5,112
	IPR&D	900	181
	Restructuring related	473	448
	Acquisition, integration and divestiture related ¹	(478)	(1,073)
	(Gains)/losses on securities	(533)	(547)
	Medical Device Regulation	234	144
	Consumer Health separation costs	67	0
	Other	0	6

	Tax Adjustments
	Tax impact on special item adjustments [2]	(1,281)	(1,608)
	Tax legislation and other tax related	(1,090)	(604)
	Adjusted Net Earnings, after tax	$26,195	$21,433
	Average shares outstanding (Diluted)	2,674.0	2,670.7
	Adjusted net earnings per share (Diluted)	$9.80	$8.03
	Operational adjusted net earnings per share (Diluted)	$9.65

	Notes:
[1]	Acquisition, integration and divestiture related for 2021 primarily includes the gain on the divestiture of two Pharmaceutical brands outside of the U.S. Acquisition, integration and divestiture related for 2020 primarily includes a Contingent Consideration reversal of $1,148M related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FOURTH QUARTER 2021 ACTUAL vs. 2020 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	1.1%	16.5%	4.1%	10.4%
U.S.	1.3%	4.2%	1.0%	3.0%
International	0.9%	33.4%	7.0%	18.5%

WW Currency	(0.7)	(1.4)	(1.2)	(1.2)
U.S.	—	—	—	—
International	(1.2)	(3.5)	(2.3)	(2.7)

WW Operational	1.8%	17.9%	5.3%	11.6%
U.S.	1.3%	4.2%	1.0%	3.0%
International	2.1%	36.9%	9.3%	21.2%

General Surgery
Advanced Sterilization Products			0.3	0.1
U.S.			0.0	0.0
International			0.5	0.2

Skin Health / Beauty
Dr. Ci Labo - Sedona	0.7			0.1
U.S.	0.0			0.0
International	1.2			0.3

All Other Acquisitions and Divestitures	0.4	0.7	0.1	0.4
U.S.	0.6	0.0	0.2	0.1
International	0.3	1.7	0.0	0.8

WW Adjusted Operational	2.9%	18.6%	5.6%	12.3%
U.S.	1.9%	4.2%	1.2%	3.1%
International	3.6%	38.6%	9.8%	22.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
TWELVE MONTHS 2021 ACTUAL vs. 2020 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	4.1%	14.3%	17.9%	13.6%
U.S.	2.4%	8.6%	14.9%	9.3%
International	5.6%	21.6%	20.6%	18.2%

WW Currency	1.3	1.2	1.7	1.4
U.S.	—	—	—	—
International	2.5	2.8	3.3	2.9

WW Operational	2.8%	13.1%	16.2%	12.2%
U.S.	2.4%	8.6%	14.9%	9.3%
International	3.1%	18.8%	17.3%	15.3%

General Surgery
Advanced Sterilization Products			0.5	0.1
U.S.			0.0	0.0
International			1.0	0.3

Skin Health / Beauty
Dr. Ci Labo - Sedona	0.5			0.1
U.S.	0.0			0.0
International	1.0			0.2

All Other Acquisitions and Divestitures	0.4	0.5	0.1	0.4
U.S.	0.6	0.0	0.4	0.2
International	0.3	1.4	0.0	0.8

WW Adjusted Operational	3.8%	13.6%	16.8%	12.8%
U.S.	3.0%	8.6%	15.3%	9.5%
International	4.4%	20.2%	18.3%	16.6%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$633	543	16.8%	16.8%	—%
Intl	740	642	15.1	14.9	0.2
WW	1,373	1,185	15.9	15.8	0.1

SKIN HEALTH / BEAUTY
US	538	583	(7.8)	(7.8)	—
Intl	546	594	(8.2)	(6.4)	(1.8)
WW	1,084	1,177	(8.0)	(7.1)	(0.9)

ORAL CARE
US	159	173	(8.2)	(8.2)	—
Intl	246	264	(7.2)	(5.5)	(1.7)
WW	405	437	(7.6)	(6.5)	(1.1)

BABY CARE
US	90	97	(7.5)	(7.5)	—
Intl	309	310	(0.3)	1.3	(1.6)
WW	399	407	(2.0)	(0.8)	(1.2)

WOMEN'S HEALTH
US	4	3	14.1	14.1	—
Intl	230	234	(1.8)	1.2	(3.0)
WW	233	237	(1.6)	1.3	(2.9)

WOUND CARE / OTHER
US	106	110	(4.2)	(4.2)	—
Intl	57	65	(9.6)	(10.2)	0.6
WW	164	175	(6.2)	(6.4)	0.2

TOTAL CONSUMER HEALTH
US	1,529	1,509	1.3	1.3	—
Intl	2,128	2,109	0.9	2.1	(1.2)
WW	$3,657	3,618	1.1%	1.8%	(0.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,912	2,845	2.4%	2.4%	—%
Intl	1,443	1,261	14.5	17.9	(3.4)
WW	4,355	4,105	6.1	7.1	(1.0)
REMICADE
US	511	656	(22.2)	(22.2)	—
US Exports (4)	39	25	53.5	53.5	—
Intl	214	220	(2.3)	(2.4)	0.1
WW	764	901	(15.2)	(15.2)	0.0
SIMPONI / SIMPONI ARIA
US	287	315	(8.9)	(8.9)	—
Intl	271	261	3.6	8.4	(4.8)
WW	559	576	(3.2)	(1.0)	(2.2)
STELARA
US	1,542	1,572	(1.9)	(1.9)	—
Intl	792	672	17.9	21.7	(3.8)
WW	2,334	2,244	4.0	5.1	(1.1)
TREMFYA
US	528	276	90.9	90.9	—
Intl	165	105	56.9	61.8	(4.9)
WW	693	382	81.5	82.8	(1.3)
OTHER IMMUNOLOGY
US	6	—	*	*	—
Intl	—	2	*	*	*
WW	6	2	*	*	*

INFECTIOUS DISEASES
US	614	470	30.8	30.8	—
Intl	1,824	442	*	*	(3.0)
WW	2,437	912	*	*	(1.5)
COVID-19 VACCINE
US	213	—	*	*	—
Intl	1,405	—	*	*	—
WW	1,619	—	*	*	—
EDURANT / rilpivirine
US	10	11	(15.8)	(15.8)	—
Intl	220	236	(6.8)	(3.3)	(3.5)
WW	230	248	(7.2)	(3.9)	(3.3)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	380	433	(12.2)	(12.2)	—
Intl	135	136	(0.1)	3.0	(3.1)
WW	515	569	(9.3)	(8.5)	(0.8)
OTHER INFECTIOUS DISEASES
US	11	25	(55.9)	(55.9)	—
Intl	63	71	(10.9)	(10.0)	(0.9)
WW	74	96	(22.9)	(22.2)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$899	806	11.4%	11.4%	—%
Intl	894	892	0.2	3.2	(3.0)
WW	1,793	1,698	5.5	7.1	(1.6)
CONCERTA / methylphenidate
US	55	33	68.1	68.1	—
Intl	123	120	3.2	6.0	(2.8)
WW	178	153	17.2	19.4	(2.2)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	668	610	9.5	9.5	—
Intl	361	355	1.5	5.0	(3.5)
WW	1,029	965	6.5	7.8	(1.3)
RISPERDAL CONSTA
US	77	76	2.3	2.3	—
Intl	63	92	(30.3)	(26.4)	(3.9)
WW	140	167	(15.6)	(13.4)	(2.2)
OTHER NEUROSCIENCE
US	99	88	11.7	11.7	—
Intl	346	326	6.2	8.6	(2.4)
WW	445	414	7.4	9.2	(1.8)

ONCOLOGY
US	1,594	1,469	8.5	8.5	—
Intl	2,184	1,965	11.1	15.2	(4.1)
WW	3,778	3,434	10.0	12.3	(2.3)
DARZALEX
US	867	692	25.3	25.3	—
Intl	778	561	38.9	43.5	(4.6)
WW	1,645	1,253	31.4	33.4	(2.0)
ERLEADA
US	235	176	33.4	33.4	—
Intl	149	64	*	*	*
WW	384	241	59.8	61.3	(1.5)
IMBRUVICA
US	436	492	(11.3)	(11.3)	—
Intl	626	625	0.0	3.4	(3.4)
WW	1,062	1,117	(5.0)	(3.1)	(1.9)
ZYTIGA / abiraterone acetate
US	23	89	(74.2)	(74.2)	—
Intl	525	533	(1.4)	3.1	(4.5)
WW	548	622	(11.8)	(7.9)	(3.9)
OTHER ONCOLOGY
US	34	20	64.7	64.7	—
Intl	106	183	(42.0)	(39.2)	(2.8)
WW	140	202	(31.3)	(28.8)	(2.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$587	592	(0.7)%	(0.7)%	—%
Intl	264	273	(3.6)	0.8	(4.4)
WW	851	865	(1.6)	(0.2)	(1.4)
OPSUMIT
US	286	279	2.0	2.0	—
Intl	162	173	(6.1)	(1.7)	(4.4)
WW	448	452	(1.1)	0.6	(1.7)
UPTRAVI
US	264	263	0.0	0.0	—
Intl	46	38	21.9	24.7	(2.8)
WW	310	301	2.7	3.1	(0.4)
OTHER PULMONARY HYPERTENSION
US	38	49	(20.1)	(20.1)	—
Intl	56	63	(12.2)	(6.6)	(5.6)
WW	94	112	(15.6)	(12.4)	(3.2)

CARDIOVASCULAR / METABOLISM / OTHER
US	813	935	(13.1)	(13.1)	—
Intl	261	317	(17.8)	(16.0)	(1.8)
WW	1,074	1,253	(14.3)	(13.8)	(0.5)
XARELTO
US	644	629	2.5	2.5	—
Intl	—	—	—	—	—
WW	644	629	2.5	2.5	—
INVOKANA / INVOKAMET
US	59	159	(63.1)	(63.1)	—
Intl	60	58	3.8	4.5	(0.7)
WW	120	217	(45.1)	(44.9)	(0.2)
PROCRIT / EPREX
US	55	62	(12.8)	(12.8)	—
Intl	58	66	(13.0)	(11.7)	(1.3)
WW	113	129	(12.9)	(12.2)	(0.7)
OTHER
US	55	85	(35.6)	(35.6)	—
Intl	143	194	(25.9)	(23.8)	(2.1)
WW	198	278	(28.9)	(27.4)	(1.5)

TOTAL PHARMACEUTICAL
US	7,418	7,116	4.2	4.2	—
Intl	6,870	5,152	33.4	36.9	(3.5)
WW	$14,288	12,268	16.5%	17.9%	(1.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	$483	433	11.6%	11.6%	—%
Intl	536	460	16.5	18.8	(2.3)
WW	1,019	893	14.1	15.3	(1.2)

ORTHOPAEDICS
US	1,305	1,352	(3.5)	(3.5)	—
Intl	851	839	1.5	3.9	(2.4)
WW	2,155	2,191	(1.6)	(0.7)	(0.9)

HIPS
US	229	229	0.4	0.4	—
Intl	151	143	4.9	6.5	(1.6)
WW	380	372	2.1	2.7	(0.6)

KNEES
US	208	216	(4.2)	(4.2)	—
Intl	135	129	4.6	6.5	(1.9)
WW	342	345	(0.9)	(0.2)	(0.7)

TRAUMA
US	467	454	2.8	2.8	—
Intl	261	268	(2.4)	0.7	(3.1)
WW	728	722	0.9	2.0	(1.1)

SPINE, SPORTS & OTHER
US	401	453	(11.4)	(11.4)	—
Intl	304	299	2.0	4.3	(2.3)
WW	706	752	(6.1)	(5.2)	(0.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$986	1,002	(1.7)	(1.7)	—%
Intl	1,527	1,427	7.0	8.7	(1.7)
WW	2,513	2,429	3.5	4.4	(0.9)

ADVANCED
US	457	456	0.5	0.5	—
Intl	735	660	11.2	12.6	(1.4)
WW	1,192	1,116	6.8	7.6	(0.8)

GENERAL
US	528	546	(3.4)	(3.4)	—
Intl	793	767	3.4	5.3	(1.9)
WW	1,321	1,312	0.6	1.7	(1.1)

VISION
US	443	397	11.4	11.4	—
Intl	728	679	7.2	10.8	(3.6)
WW	1,171	1,076	8.7	11.0	(2.3)

CONTACT LENSES / OTHER
US	316	289	9.4	9.4	—
Intl	518	507	1.9	5.8	(3.9)
WW	833	796	4.6	7.1	(2.5)
SURGICAL
US	126	108	16.8	16.8	—
Intl	211	172	22.9	25.4	(2.5)
WW	338	280	20.5	22.1	(1.6)

TOTAL MEDICAL DEVICES
US	3,216	3,184	1.0	1.0	—
Intl	3,643	3,405	7.0	9.3	(2.3)
WW	$6,859	6,589	4.1%	5.3%	(1.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$2,594	2,460	5.4%	5.4%	—%
Intl	2,634	2,364	11.4	6.9	4.5
WW	5,227	4,824	8.4	6.2	2.2

SKIN HEALTH / BEAUTY
US	2,400	2,350	2.1	2.1	—
Intl	2,141	2,100	1.9	(0.3)	2.2
WW	4,541	4,450	2.0	1.0	1.0

ORAL CARE
US	637	683	(6.7)	(6.7)	—
Intl	1,008	958	5.1	2.8	2.3
WW	1,645	1,641	0.2	(1.2)	1.4

BABY CARE
US	378	376	0.5	0.5	—
Intl	1,188	1,141	4.1	3.7	0.4
WW	1,566	1,517	3.2	2.9	0.3

WOMEN'S HEALTH
US	13	13	(1.6)	(1.6)	—
Intl	905	888	1.8	2.0	(0.2)
WW	917	901	1.8	1.9	(0.1)

WOUND CARE / OTHER
US	495	480	3.1	3.1	—
Intl	243	240	1.7	(2.7)	4.4
WW	739	720	2.6	1.2	1.4

TOTAL CONSUMER HEALTH
US	6,516	6,362	2.4	2.4	—
Intl	8,119	7,691	5.6	3.1	2.5
WW	$14,635	14,053	4.1%	2.8%	1.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$10,843	10,175	6.6%	6.6%	—%
Intl	5,907	4,880	21.0	17.7	3.3
WW	16,750	15,055	11.3	10.2	1.1
REMICADE
US	2,019	2,508	(19.5)	(19.5)	—
US Exports (4)	236	346	(31.9)	(31.9)	—
Intl	935	893	4.8	0.4	4.4
WW	3,190	3,747	(14.9)	(15.9)	1.0
SIMPONI / SIMPONI ARIA
US	1,127	1,155	(2.4)	(2.4)	—
Intl	1,148	1,088	5.5	4.1	1.4
WW	2,276	2,243	1.4	0.8	0.6
STELARA
US	5,938	5,240	13.3	13.3	—
Intl	3,196	2,467	29.6	25.9	3.7
WW	9,134	7,707	18.5	17.3	1.2
TREMFYA
US	1,503	926	62.3	62.3	—
Intl	624	421	48.2	44.0	4.2
WW	2,127	1,347	57.9	56.5	1.4
OTHER IMMUNOLOGY
US	21	—	*	*	—
Intl	3	11	(73.3)	(74.6)	1.3
WW	24	11	*	*	*

INFECTIOUS DISEASES
US	2,249	1,735	29.7	29.7	—
Intl	3,612	1,839	96.3	93.4	2.9
WW	5,861	3,574	64.0	62.5	1.5
COVID-19 VACCINE
US	634	—	*	*	—
Intl	1,751	—	*	*	—
WW	2,385	—	*	*	—
EDURANT / rilpivirine
US	41	44	(7.6)	(7.6)	—
Intl	953	920	3.6	0.4	3.2
WW	994	964	3.1	0.0	3.1
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,508	1,587	(4.9)	(4.9)	—
Intl	575	597	(3.6)	(6.0)	2.4
WW	2,083	2,184	(4.6)	(5.2)	0.6
OTHER INFECTIOUS DISEASES
US	66	104	(36.0)	(36.0)	—
Intl	333	323	3.0	(0.1)	3.1
WW	399	427	(6.5)	(8.9)	2.4

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$3,347	3,091	8.3%	8.3%	—%
Intl	3,664	3,457	6.0	3.9	2.1
WW	7,011	6,548	7.1	5.9	1.2
CONCERTA / methylphenidate
US	172	183	(5.8)	(5.8)	—
Intl	495	439	12.8	10.1	2.7
WW	667	622	7.3	5.4	1.9
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	2,550	2,314	10.2	10.2	—
Intl	1,472	1,339	10.0	6.9	3.1
WW	4,022	3,653	10.1	9.0	1.1
RISPERDAL CONSTA
US	287	296	(2.9)	(2.9)	—
Intl	305	346	(11.8)	(13.1)	1.3
WW	592	642	(7.7)	(8.4)	0.7
OTHER NEUROSCIENCE
US	338	298	13.3	13.3	—
Intl	1,391	1,334	4.3	3.2	1.1
WW	1,729	1,632	6.0	5.0	1.0

ONCOLOGY
US	5,958	5,092	17.0	17.0	—
Intl	8,590	7,275	18.1	15.3	2.8
WW	14,548	12,367	17.6	16.0	1.6
DARZALEX
US	3,169	2,232	42.0	42.0	—
Intl	2,854	1,958	45.8	42.6	3.2
WW	6,023	4,190	43.8	42.3	1.5
ERLEADA
US	813	583	39.3	39.3	—
Intl	478	176	*	*	*
WW	1,291	760	70.0	68.7	1.3
IMBRUVICA
US	1,747	1,821	(4.0)	(4.0)	—
Intl	2,622	2,307	13.6	10.4	3.2
WW	4,369	4,128	5.8	4.1	1.7
ZYTIGA / abiraterone acetate
US	119	373	(68.1)	(68.1)	—
Intl	2,178	2,097	3.9	1.5	2.4
WW	2,297	2,470	(7.0)	(9.0)	2.0
OTHER ONCOLOGY
US	110	83	31.7	31.7	—
Intl	458	738	(37.9)	(38.7)	0.8
WW	568	821	(30.8)	(31.5)	0.7
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$2,365	2,133	10.9%	10.9%	—%
Intl	1,085	1,015	6.9	5.5	1.4
WW	3,450	3,148	9.6	9.2	0.4
OPSUMIT
US	1,147	1,008	13.7	13.7	—
Intl	672	631	6.6	5.1	1.5
WW	1,819	1,639	11.0	10.4	0.6
UPTRAVI
US	1,056	955	10.5	10.5	—
Intl	181	138	31.1	27.0	4.1
WW	1,237	1,093	13.1	12.6	0.5
OTHER PULMONARY HYPERTENSION
US	163	169	(3.7)	(3.7)	—
Intl	232	247	(5.9)	(5.4)	(0.5)
WW	395	416	(5.0)	(4.7)	(0.3)

CARDIOVASCULAR / METABOLISM / OTHER
US	3,192	3,509	(9.0)	(9.0)	—
Intl	1,268	1,369	(7.4)	(10.9)	3.5
WW	4,460	4,878	(8.6)	(9.6)	1.0
XARELTO
US	2,438	2,345	4.0	4.0	—
Intl	—	—	—	—	—
WW	2,438	2,345	4.0	4.0	—
INVOKANA / INVOKAMET
US	308	564	(45.4)	(45.4)	—
Intl	254	231	9.9	5.4	4.5
WW	563	795	(29.3)	(30.6)	1.3
PROCRIT / EPREX
US	223	277	(19.7)	(19.7)	—
Intl	256	274	(6.8)	(10.1)	3.3
WW	479	552	(13.3)	(14.9)	1.6
OTHER
US	223	323	(31.0)	(31.0)	—
Intl	758	864	(12.2)	(15.5)	3.3
WW	981	1,186	(17.3)	(19.7)	2.4

TOTAL PHARMACEUTICAL
US	27,954	25,735	8.6	8.6	—
Intl	24,126	19,837	21.6	18.8	2.8
WW	$52,080	45,572	14.3%	13.1%	1.2%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	$1,836	1,452	26.4%	26.4%	—%
Intl	2,135	1,594	34.0	29.8	4.2
WW	3,971	3,046	30.4	28.2	2.2

ORTHOPAEDICS
US	5,126	4,779	7.3	7.3	—
Intl	3,462	2,984	16.0	12.1	3.9
WW	8,588	7,763	10.6	9.1	1.5

HIPS
US	883	793	11.4	11.4	—
Intl	602	487	23.6	18.9	4.7
WW	1,485	1,280	16.0	14.3	1.7

KNEES
US	787	743	5.9	5.9	—
Intl	538	427	26.1	21.7	4.4
WW	1,325	1,170	13.3	11.7	1.6

TRAUMA
US	1,819	1,648	10.4	10.4	—
Intl	1,066	966	10.4	7.1	3.3
WW	2,885	2,614	10.4	9.2	1.2

SPINE, SPORTS & OTHER
US	1,637	1,595	2.6	2.6	—
Intl	1,256	1,104	13.8	9.9	3.9
WW	2,893	2,699	7.2	5.6	1.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$3,867	3,249	19.0%	19.0%	—%
Intl	5,945	4,983	19.3	15.6	3.7
WW	9,812	8,232	19.2	17.0	2.2

ADVANCED
US	1,761	1,535	14.9	14.9	—
Intl	2,861	2,304	24.1	20.0	4.1
WW	4,622	3,839	20.4	18.0	2.4

GENERAL
US	2,105	1,714	22.7	22.7	—
Intl	3,085	2,679	15.2	11.8	3.4
WW	5,190	4,392	18.1	16.1	2.0

VISION
US	1,857	1,557	19.3	19.3	—
Intl	2,831	2,362	19.8	18.8	1.0
WW	4,688	3,919	19.6	19.0	0.6

CONTACT LENSES / OTHER
US	1,398	1,213	15.2	15.2	—
Intl	2,043	1,781	14.7	14.0	0.7
WW	3,440	2,994	14.9	14.5	0.4
SURGICAL
US	459	344	33.5	33.5	—
Intl	788	581	35.7	33.3	2.4
WW	1,248	925	34.9	33.4	1.5

TOTAL MEDICAL DEVICES
US	12,686	11,036	14.9	14.9	—
Intl	14,374	11,923	20.6	17.3	3.3
WW	$27,060	22,959	17.9%	16.2%	1.7%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

The Company estimates that the inclusion of an additional week in the 2020 fiscal year impacted fiscal fourth quarter 2021 comparative sales growth by approximately -4% and full year fiscal 2021 comparative sales growth by approximately -1%.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales